PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BlackRock New Jersey Municipal Bond Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

[________], 2011

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a "Fund") will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, July 28, 2011, at [     ] [a.m./p.m.] (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the three nominees named in the enclosed joint proxy statement to the Boards of Trustees (each, a "Board," the members of which are referred to as "Board Members") of each Fund. Each Board has unanimously approved the three nominees named in the enclosed joint proxy statement on behalf of its Fund (the "Board Nominees"), subject to approval by the Fund's shareholders, and, for certain Funds, to seek approval of a shareholder proposal if it is properly presented at the annual meeting. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

The Board Members responsible for your Fund recommend that you vote "FOR" the Board Nominees for your Fund and, if applicable, that you vote "AGAINST" the Shareholder Proposal, if properly presented at the annual meeting. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important.  If you are a record holder of a Fund's shares and plan to attend the meeting in person, in order to gain admission you must show photographic identification, such as your driver's license.  If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show photo identification, such as your driver's license, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or broker's statement indicating ownership as of a recent date.  Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet as indicated in the enclosed WHITE proxy card. Alternatively, you may submit voting instructions by signing and dating each WHITE proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on May [  ], 2011. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and on the date stated above, but at a different time. If you were also a shareholder of record on May [  ], 2011 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

[If you own auction market preferred shares ("AMPS") issued by a Fund,] you may receive solicitation materials from Karpus Management, Inc. ("Karpus"), including an opposition proxy statement and proxy card, seeking your proxy to vote for Gerard J. Wenzke (the "Karpus Nominee") to be a member of the Board of your Fund elected solely by holders of the Fund's auction market preferred shares ("AMPS") or you may receive solicitation materials from Special Opportunities Fund, Inc. ("SOF") or Opportunity Partners, L.P. ("Opportunity Partners"), including an opposition proxy statement and proxy card, seeking your proxy to vote for Walter S. Baer (the "Bulldog Nominee") to be a member of the Board of your Fund elected solely by AMPS shareholders  THE BOARDS HAVE NOT ENDORSED THE KARPUS NOMINEE OR THE BULLDOG NOMINEE.  AS A RESULT, EACH BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES

ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY KARPUS, SOF OR OPPORTUNITY PARTNERS.  Even if you have previously returned a proxy card sent to you by Karpus, SOF or Opportunity Partners, you can change your vote by signing, dating and returning a WHITE proxy card or by voting in person at the meeting by ballot.  Only the latest dated proxy you submit will be counted.  We urge you to not sign any proxy card sent to you by Karpus, SOF or Opportunity Partners or any person other than the Funds.

If you have any questions about the proposal to be voted on, please call Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-295-8105.

Sincerely,

Ira P. Shapiro
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?
A:
Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table beginning on page [4] of the joint proxy statement identifies the Board Nominees for each Fund.

Q:	How do the Boards of the Funds recommend that I vote?
A:
The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interests and recommend that you vote "FOR" each Board Nominee.

Owners of AMPS issued by a Fund, voting as a separate class, are entitled to elect one member of the Board (the "AMPS Nominee").  The Boards recommend that you vote "FOR" Mr. Kester as the AMPS Nominee.  On February 11, 2011, the Funds received a letter from SOF regarding its intent to nominate the Bulldog Nominee to the Boards of BJZ and BPK to be voted on by the AMPS shareholders.  On February 14, the Funds received a letter from Opportunity Partners regarding its intent to nominate the Bulldog Nominee to the Board of BQH to be voted on by the AMPS shareholders.  On February 16, 2011, the Funds received letters from Karpus regarding its intent to nominate the Karpus Nominee to the Boards of BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF to be voted on by the AMPS shareholders.  If you own AMPS issued by a Fund, you may receive solicitation materials from Karpus, SOF or Opportunity Partners, including an opposition proxy statement and proxy card, seeking your proxy to vote for the Karpus Nominee or Bulldog Nominee.

THE BOARDS URGE YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY KARPUS, SOF OR OPPORTUNITY PARTNERS, EVEN AS A PROTEST VOTE AGAINST THEM. Even a vote against the Karpus Nominee on Karpus's card and a vote against the Bulldog Nominee on SOF's or Opportunity Partners' card will cancel any previous proxy submitted by you on the WHITE proxy card.  If you have previously returned a proxy card sent to you by Karpus, SOF or Opportunity Partners, you have every right to change your vote by signing, dating and returning a WHITE proxy card or by voting by telephone, over the Internet or in person at the meeting by ballot.  Only the latest dated proxy you submit will be counted.

Q:	How do I vote my shares?
A:
You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card(s) or Notice of Internet Availability of Proxy Materials, or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or WHITE proxy card(s) and following the instructions. Alternatively, if you received your WHITE proxy card(s) by mail, you can vote your shares by signing and dating the WHITE proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund's shares and plan to attend the meeting in person, in order to gain admission you must show photographic identification, such as your driver's license.

If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show photo identification, such as your driver's license, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or broker's statement indicating ownership as of a recent date. If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting, unless you have previously requested and obtained a "legal proxy" from your broker, bank or other nominee and present it at the annual meeting.

The Boards urge you NOT to sign or return any proxy card sent to you by Karpus, SOF or Opportunity Partners, even as a protest vote against them.  Withholding authority to vote for the Karpus Nominee on a proxy card that Karpus may send you or for the Bulldog Nominee on a proxy card that SOF or Opportunity Partners may send you is not the same as voting for the Board Nominees.  A vote against the Karpus Nominee on its proxy card or a vote against the Bulldog Nominee on SOF's or Opportunity Partners' proxy card will cancel any previous proxy submitted by you.

Q:	Why do the Boards recommend a vote FOR the AMPS Nominee?
A:
The Boards recommend that you vote "FOR" Mr. Kester as the AMPS Nominee because of his outstanding qualifications, his years of experience with the Funds and his experience related to the issues surrounding the AMPS.

Q:	Why do the Boards urge that I NOT sign or return any proxy card sent to me by Karpus, SOF or Opportunity Partners?

The Boards believe that election of the Karpus Nominee or Bulldog Nominee to the Board would be disruptive to the operations of the Funds and would not benefit the owners of AMPS.  The Boards also note that they believe that it is possible that the interests of Karpus and the Karpus Nominee and SOF, Opportunity Partners and the Bulldog Nominee may not be aligned in all respects with other owners of AMPS.

Q:	Will my vote make a difference?
A:
Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q:	Are the Funds paying for the cost of the joint proxy statement?
A:
The costs associated with the joint proxy statement, including the printing, distribution and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson Inc. ("Georgeson"), 199 Water Street, 26th Floor, New York, New York 10038, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies.  In addition, Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Georgeson and Broadridge will be paid approximately $[  ] and $[  ], respectively, for such services (including reimbursements of out-of-pocket expenses).  These fees include the cost associated with annual meetings of other closed-end funds managed by the Advisor.

Q:	Whom do I call if I have questions?
A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds' proxy solicitor, at 1-866-295-8105.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the proxy card(s), and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

[________], 2011

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 28, 2011

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a "Fund") will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, July 28, 2011, at [    ] [a.m./p.m.] (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect to the Board of your Fund(s) the three nominees named in the accompanying joint proxy statement.

PROPOSAL 2.	To vote on a shareholder proposal regarding redemption of auction-rate preferred securities.

PROPOSAL 3.	To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the three nominees named in the accompanying joint proxy statement to the Boards of Trustees (each, a "Board," the members of which are referred to as "Board Members") of each Fund. Each Board has unanimously approved the three nominees on behalf of its Fund (the "Board Nominees"), subject to approval by the Fund's shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

Your Board recommends that you vote "FOR" the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on May [  ], 2011 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

[If you own auction market preferred shares ("AMPS") issued by a Fund,] you may receive solicitation materials from Karpus Management, Inc. ("Karpus"), including an opposition proxy statement and proxy card, seeking your proxy to vote for Gerard J. Wenzke (the "Karpus Nominee") to be the member of the Board of your Fund elected by AMPS shareholders or Special Opportunities Fund, Inc. ("SOF") or Opportunity Partners, L.P. ("Opportunity Partners") seeking your proxy to vote for Walter S. Baer (the "Bulldog Nominee").  THE BOARDS HAVE NOT ENDORSED THE KARPUS NOMINEE OR THE BULLDOG NOMINEE.  AS A RESULT, EACH BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARDS' NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY KARPUS, SOF OR OPPORTUNITY PARTNERS. Even if you have previously returned a proxy card sent to you by Karpus, SOF or Opportunity Partners, you can change your vote by signing, dating and returning a WHITE proxy card or by voting in person at the meeting by ballot.  Only the latest dated proxy you submit will be counted.  We urge you to not sign any proxy card sent to you by Karpus, SOF or Opportunity Partners or any person other than the Fund.  Appendix B attached to this Proxy Statement sets forth certain information relating to our trustees, officers and certain other persons who are "participants" in the solicitation of proxies.

If you owned shares in more than one Fund as of May [  ], 2011, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above. If you were also a shareholder of record on May [  ], 2011 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson, the firm assisting us in the solicitation of proxies, at 1-866-295-8105.

By Order of the Boards,

Ira P. Shapiro
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

BlackRock Closed-End Funds

Holding Annual Meetings of Shareholders on July 28, 2011

Name of Fund	Ticker
BlackRock California Municipal 2018 Term Trust	BJZ
BlackRock Municipal Income Investment Quality Trust	BAF
BlackRock Investment Quality Municipal Income Trust	RFA
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock Municipal 2018 Term Trust	BPK
BlackRock Municipal Bond Investment Trust	BIE
BlackRock Municipal Bond Trust	BBK
BlackRock Municipal Income Investment Trust	BBF
BlackRock New Jersey Municipal Bond Trust	BLJ
BlackRock New York Municipal Bond Trust	BQH
BlackRock Virginia Municipal Bond Trust	BHV
The BlackRock Pennsylvania Strategic Municipal Trust	BPS

TABLE OF CONTENTS

Page

JOINT PROXY STATEMENT			1
SUMMARY OF PROPOSALS AND FUNDS VOTING			5
PROPOSAL 1—ELECTION OF BOARD MEMBER NOMINEES			6
Shareholder Solicitation			14
For AMPS Shareholders Only			15
PROPOSAL 2–SHAREHOLDER PROPOSAL			16
Supporting Statement			16
Board Response Statement			17
VOTE REQUIRED AND MANNER OF VOTING PROXIES			18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS			19
ADDITIONAL INFORMATION			21
5% Share Ownership			21
Submission of Shareholder Proposals			21
Shareholder Communications			22
Expense of Proxy Solicitation; Solicitation			22
If You Plan to Attend the Annual Meeting			22
Privacy Principles of the Funds			23
General			23
Appendix A	—	Fund Information	A-1
Appendix B	—	Information Concerning Participants in the Solicitation	B-1
Appendix C	—	Compensation of the Board Members	C-1
Appendix D	—	Equity Securities Owned by Board Members	D-1
Appendix E	—	Meetings of the Boards	E-1
Appendix F	—	Standing and Other Operating Committees of the Boards	F-1
Appendix G	—	Executive Officers of the Funds	G-1
Appendix H	—	Registered Public Accountants	H-1
Appendix I	—	5% Share Ownership.	I-1

ANNUAL MEETING OF SHAREHOLDERS
_____________________

JULY 28, 2011
_____________________

JOINT PROXY STATEMENT

This joint proxy statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Boards of Trustees (each, a "Board," the members of which are referred to as "Board Members") of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a "Fund"). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC (the "Advisor"), Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, July 28, 2011, at [    ] [a.m./p.m.] (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

The Boards of the Funds have determined that the use of this consolidated Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about [    ], 2011.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a "Massachusetts Trust") or a Delaware statutory trust (each, a "Delaware Trust"). The Massachusetts Trusts and Delaware Trusts are closed-end investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). A list identifying each Massachusetts Trust and Delaware Trust is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on May [  ], 2011 (the "Record Date") are entitled to notice of and to vote at that Fund's meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock, auction market preferred shares, auction preferred stock, auction preferred shares, auction rate preferred shares of beneficial interest, municipal auction rate cumulative preferred shares or auction rate municipal preferred shares (collectively, "AMPS") of each of the Funds will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the "common shares") of the Funds and, except as otherwise noted in this Proxy Statement, will vote together with the holders of common shares as a single class on each nominee to the Board of the Fund in which they own AMPS, except that they are entitled to vote separately as a class to elect two Board Members for each Fund in which they own AMPS.   The Board Members representing AMPS holders are Class I and Class II Board Members.  The quorum and voting requirements for each Fund are described in the section below entitled "Vote Required and Manner of Voting Proxies."

The number of shares outstanding of each Fund as of the close of business on the Record Date and the net assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix I, to the knowledge of each Fund, as of May 10, 2011, no person was the beneficial owner of five percent or more of a class of a Fund's outstanding shares.

The Fund in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH WHITE proxy card you receive or, if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a WHITE proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted "FOR" the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds.

If you own AMPS issued by a Fund, you may receive solicitation materials from Karpus Management, Inc. ("Karpus"), including an opposition proxy statement and proxy card, seeking your proxy to vote for Gerard J. Wenzke (the "Karpus Nominee") to be a member of the Board of your Fund elected solely by AMPS shareholders or you may receive solicitation materials from Special Opportunities Fund, Inc. ("SOF") or Opportunity Partners, L.P. ("Opportunity Partners"), including an opposition proxy statement and proxy card, seeking your proxy to vote for Walter S. Baer (the "Bulldog Nominee") to be a member of the Board of your Fund elected solely by AMPS shareholders.  THE BOARDS HAVE NOT ENDORSED THE KARPUS NOMINEE OR THE BULLDOG NOMINEE.  AS A RESULT, EACH BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE

ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY KARPUS, SOF OR OPPORTUNITY PARTNERS.  Even if you have previously returned a proxy card sent to you by Karpus, SOF or Opportunity Partners, you can change your vote by signing, dating and returning a WHITE proxy card or by voting in person at the meeting by ballot.  Only the latest dated proxy you submit will be counted.  We urge you to not sign any proxy card sent to you by Karpus, SOF, Opportunity Partners or any person other than the Fund.  Appendix B attached to this Proxy Statement sets forth certain information relating to our trustees, officers and certain other persons who are "participants" in the solicitation of proxies.

If you are a record holder of a Fund's shares and plan to attend the meeting in person, in order to gain admission you must show photographic identification, such as your driver's license.  If you hold your shares of a Fund through a bank, broker or other custodian, and plan to attend the meeting in person, in order to gain admission you must show photo identification, such as your driver's license, and satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or broker's statement indicating ownership as of a recent date.

For directions to the meeting, please contact Georgeson, the firm assisting us in the solicitation of proxies, at 1-866-295-8105.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission's website at www.sec.gov.

BlackRock will update performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the "Closed-End Funds" section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" the proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JULY 28, 2011

The Proxy Statement is available at www.proxy-direct.com/22652

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

		Nominees Standing for Election			AMPS Nominee Standing for Election(2)	Shareholder Proposal(3)
Fund Name	Ticker	Class I(1)	Class II	Class III

BlackRock California Municipal 2018 Term Trust	BJZ	X			X
BlackRock Municipal Income Investment Quality Trust	BAF	X			X	X
BlackRock Investment Quality Municipal Income Trust	RFA	X			X	X
BlackRock Maryland Municipal Bond Trust	BZM	X			X	X
BlackRock Municipal 2018 Term Trust	BPK	X			X
BlackRock Municipal Bond Investment Trust	BIE	X			X	X
BlackRock Municipal Bond Trust	BBK	X			X	X
BlackRock Municipal Income Investment Trust	BBF	X			X	X
BlackRock New Jersey Municipal Bond Trust	BLJ	X			X	X
BlackRock New York Municipal Bond Trust	BQH	X			X
BlackRock Virginia Municipal Bond Trust	BHV	X			X	X
The BlackRock Pennsylvania Strategic Municipal Trust	BPS	X			X	X
_______________________
(1)
The Class I Board Member nominees are Michael J. Castellano, R. Glenn Hubbard and W. Carl Kester.  Michael J. Castellano and R. Glenn Hubbard are voted upon by the common and preferred shareholders voting together as a single class, and W. Carl Kester, as the AMPS Nominee, is voted upon by owners of AMPS voting as a separate class.  Please see the description below under "PROPOSAL 1 — ELECTION OF BOARD MEMBER NOMINEES" for a more detailed discussion regarding the AMPS Nominee.

(2)
With respect to the Funds, Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of AMPS. Dr. Kester is the AMPS Nominee standing for election.  Mr. Fabozzi's term as a Board Member is scheduled to expire in 2012 and therefore he is not standing for election this year as an AMPS Nominee. Please see the description below under "PROPOSAL 1 — ELECTION OF BOARD MEMBER NOMINEES" for a more detailed discussion regarding the AMPS Nominee.

(3)	The shareholder proposal is voted upon by the common and preferred shareholders voting together as a single class.

PROPOSAL 1—ELECTION OF BOARD MEMBER NOMINEES

The purpose of Proposal 1 is to elect Board Member nominees for each Fund.

Nominees for each Fund. The Board of each Fund consists of eleven Board Members, nine of whom are not "interested persons" of the Funds (as defined in the 1940 Act) (the "Independent Board Members"). Prior to March 31, 2010, the Board of each Fund had 11 Board Members. However, on March 31, 2010, G. Nicholas Beckwith, III resigned from the Board of each Fund. On April 14, 2011, the Board of each Fund determined to increase the number of Trustees to 11 and appointed Michael J. Castellano as a Class I Board Member of each Fund. The Funds divide their Board Members into three classes: Class I, Class II and Class III and generally only one class of Board Members stands for election each year. Only the Class I Board Members are standing for election this year. Each Class I Board Member elected at the meeting will serve until the later of the 2014 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

The owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the "AMPS Nominees") for the Fund in which they own AMPS. This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Member nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of AMPS. Only W. Carl Kester is standing for election this year as an AMPS Nominee.  Mr. Fabozzi's term as a Board Member is scheduled to expire in 2012 and therefore he is not standing for election this year as an AMPS Nominee.

The Board recommends a vote "FOR" the election of Michael J. Castellano, R. Glenn Hubbard and W. Carl Kester (the "Board Nominees"). To vote for the Board Nominees, please vote by telephone or over the Internet, as described in the WHITE proxy card, or date and sign the enclosed WHITE proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Please refer to the following table which identifies the Board Nominees, including any AMPS Nominees, for election to the Board of each Fund.

Biographical Information. The following table sets forth certain biographical information about the Board Members generally, including the Board Nominees, for all of the Funds. Please note that only the Class I Board Members are standing for election for the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end registered investment companies advised by the Advisor, including the Funds, are referred to collectively as the "Closed-End Complex."

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Directors

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Chair of the Boards	2007 to present
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				95 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director/ Trustee, Vice Chair of the Boards and Chair of the Audit Committee	2007 to present
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.
				95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Member of the Audit Committee	2011 to present
Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd. from 2005 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.
				95 RICs consisting of 95 Portfolios	None

Frank J. Fabozzi(2) 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2007 to present
Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				95 RICs consisting of 95 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2007 to present
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee and Member of the Audit Committee	2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2007 to present
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***

R. Glenn Hubbard(1) 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2007 to present
Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School's Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.
			95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester(1)(2) 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee and Member of the Audit Committee	2007 to present
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the Faculty of Harvard Business School since 1981.
			95 RICs consisting of 95 Portfolios	None

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director/ Trustee	2007 to present
Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
			165 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director/ Trustee	2007 to present
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.
			165 RICs consisting of 290 Portfolios	None
_______________________
*
Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the Boards of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**
For purposes of this chart, "RICs" refers to registered investment companies and "Portfolios" refers to the investment programs of the Funds. The Closed-End Complex is comprised of 95 RICs. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

***	Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."
†
Messrs. Davis and Gabbay are "interested persons" (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, "BlackRock Advisors"), each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

(1)	Class I Board Member and Board Nominee.
(2)	Board Members elected solely by the owners of AMPS.
The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the "Statement of Policy"). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund's By-Laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of each of our Board Members that support the conclusion that they should serve (or continue to serve) on the Boards.

Director	Experience, Qualifications and Skills

Richard E. Cavanagh
Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the "blue ribbon" Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh's service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh's independence from the Funds and the Funds' investment adviser enhances his service as Chair of the Boards, Chair of the ad hoc AMPS Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards
The Boards benefit from Ms. Robards's many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards's prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds' investment decisions and investment valuation processes. Additionally, Ms. Robards's experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards's long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards's knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund's Audit Committee. Ms. Robards's independence from the Funds and the Funds' investment adviser enhances her service as a member of the Performance Oversight Committee, Executive Committee and ad hoc AMPS Committee. In addition, Ms. Robards is a member of the Joint Product Pricing Committee.

Michael J. Castellano*
Mr. Castellano is a Board Member and member of each Fund's Audit Committee and Performance Oversight Committee. The Boards benefit from Mr. Castellano's over forty year career in accounting. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch's capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller.  Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm.  Mr. Castellano's  knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee.

Frank J. Fabozzi
Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society's Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi's experiences as a professor and author in the field of finance. Dr. Fabozzi's experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. Dr. Fabozzi's independence from the Funds and the Funds' investment adviser enhances his service as Chair of the Performance Oversight Committee and as a member of the ad hoc AMPS Committee.

Kathleen F. Feldstein
Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein's experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein's long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein's independence from the Funds and the Funds' investment adviser enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn
Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn's five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. Mr. Flynn's independence from the Funds and the Funds' investment adviser enhances his service as a member of the Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris's position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris's long- standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris's independence from the Funds and the Funds' investment adviser enhances his service as Chair of the Compliance Committee and as a  member of the Governance and Nominating Committee and Performance Oversight Committee. In addition, Mr. Harris is a member of the Joint Product Pricing Committee.

R. Glenn Hubbard*
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard's experience as an adviser to the President of the United States adds a dimension of balance to the Funds' governance and provides perspective on economic issues. Dr. Hubbard's service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard's independence from the Funds and the Funds' investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester*
The Boards benefit from Dr. Kester's experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. In addition, Dr. Kester's independence from the Funds and the Funds' investment adviser enhances his service as a member of the Performance Oversight Committee and ad hoc AMPS Committee.

Richard S. Davis
The Boards benefit from Mr. Davis's experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company in light of his business leadership and experience. Mr. Davis's experiences as the Chairman of State Street Research Mutual Funds and SSR Realty provide the Boards with practical business knowledge and leadership in the investment management industry. Mr. Davis's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Davis serves as a member of the Executive Committee.

Henry Gabbay
The Boards benefit from Dr. Gabbay's many years of experience in administration, finance and financial services operations. Dr. Gabbay's experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Boards with insight into investment company operational, financial and investment matters. Dr. Gabbay's former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisers. Dr. Gabbay's long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the ad hoc AMPS Committee.

_______________________
* Class I Board Member and Board Nominee.

Board Leadership Structure and Oversight

The Boards consist of 11 individuals, nine of whom are Independent Board Members.  The registered investment companies advised by the Advisor are composed of the BlackRock Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds.  The Funds are included in the BlackRock Closed-End Complex.  The Board Members also oversee the operations of other closed-end registered investment companies included in the BlackRock Closed-End Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people.  Not only is the Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a "Committee") is an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Boards also have two ad hoc committees, the Joint Product Pricing Committee and the ad hoc AMPS Committee, with respect to the Funds that issue AMPS. The role of the Chair of the Boards is to preside at all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds' management, in executive session or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds' investment management agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards' leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance effective oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	Increases the independent oversight of the Funds and enhances the Boards' objective evaluation of the Chief Executive Officer
•	Allows the Chief Executive Officer to focus on the Funds' operations instead of Board administration
•	Provides greater opportunities for direct and independent communication between shareholders and the Boards
•	Provides an independent spokesman for the Funds
The Boards have engaged the Advisor to manage the Funds on a day-to day basis.  Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund's charter, and each Fund's investment objective(s) and strategies.  The Boards review, on an ongoing basis, the Funds' performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards' general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds' compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund's most recent fiscal year is set forth in Appendix C.

Equity Securities Owned by Board Members. Information relating to the amount of equity securities owned by Board Members in the Funds that they are nominated to oversee, as well as certain other funds in the Closed-End Complex, as of [______], 2011 is set forth in Appendix D.

Attendance of Board Members at Annual Shareholders' Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders' meeting. All of the Board Members of each Fund attended last year's annual shareholders' meeting.

Board Meetings. During the calendar year 2010, the Board of each Fund met seven times. Information relating to the number of times that the Boards met during each Fund's most recent fiscal year is set forth in Appendix E. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served during each Fund's most recently completed fiscal year.

Standing and Other Operating Committees of the Boards. Information relating to the various standing and other operating committees of the Boards is set forth in Appendix F.

The Boards of the Funds established an ad hoc Committee on AMPS (the "AMPS Committee") in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from recent market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund's and its shareholders' best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met [18] times in the last calendar year and [50] times since its formation. As of the date of this Proxy Statement, the total amount of announced redemptions of auction market preferred shares across the Closed-End Complex, including the Funds, equaled $[4.713] billion, which represents approximately [48]% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the issuance of a relatively new form of preferred stock that includes a put feature, which would make the securities eligible for purchase by money market funds. The Funds continue to explore the use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities.

Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). Section 16(a) of the Exchange Act requires the Funds' Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund's equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange

Commission ("SEC") and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix G.

Your Board recommends that you vote "FOR" the election of each Board Nominee to the Board of your Fund(s).

Shareholder Solicitation

On February 11, 2011, BlackRock received a letter from SOF (the "SOF Nomination Notice") purporting to nominate Walter S. Baer for election to the Boards of BJZ and BPK by the holders of AMPS.

On February 14, 2011, BlackRock received a letter from Opportunity Partners (the "Opportunity Partners Nomination Notice") purporting to nominate Walter S. Baer for election to the Board of BQH by holders of the AMPS.

On February 16, 2011, BlackRock received letters from Karpus (each a "Karpus Nomination Notice") purporting to nominate Gerard J. Wenzke for election to the Boards of BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF by the holders of AMPS.

On February 23, 2011, Karpus submitted the shareholder proposal to BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF.

On February 24, 2011, BlackRock provided Karpus with a letter stating that the Karpus Nomination Notices contained material deficiencies and failed to comply with the requirements of the By-laws of each of the Funds but the Board of each of the Funds would meet to determine whether or not Karpus would be permitted to submit the nominations at the annual meeting.

On February 24, 2011, BlackRock provided SOF with a letter stating that SOF's nominations had not been made by a shareholder of record and that the SOF Nomination Notice contained material deficiencies and failed to comply with the requirements of the By-laws of each of the Funds but the Board of each of the Funds would meet to determine whether or not SOF would be permitted to submit the nominations at the annual meeting.

On February 24, 2011, BlackRock provided Opportunity Partners with a letter stating that the Opportunity Partners Nomination Notice contained material deficiencies and failed to comply with the requirements of the Bylaws of BQH but the Board of BQH would meet to determine whether or not Opportunity Partners would be permitted to submit the nomination at the annual meeting.

On February 28, 2011, Opportunity Partners and SOF each sent BlackRock a letter stating that only the Board could determine the validity of the notices. The letters also stated that Opportunity Partners and SOF would be willing to consider withdrawing their nomination if they could be assured that the Board was sensitive to the concerns of the holders of the AMPS.

On March 1, 2011, Karpus sent BlackRock a letter asking when the Boards would be meeting to make a determination regarding the Karpus Nomination Notices.

On March 8, 2011, Opportunity Partners, SOF and Karpus (collectively, "Plaintiffs") filed a complaint (the "Complaint") in the Delaware Court of Chancery against BlackRock New York Municipal Bond Trust, BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Investment Trust, BlackRock Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust, BlackRock Municipal Bond Investment Trust, BlackRock New Jersey Municipal Bond Trust, The BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Maryland Municipal Bond Trust, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, Karen P. Robards, James T. Flynn, R. Glenn Hubbard, Richard S. Davis, Frank J. Fabozzi, and W. Carl Kester (the "Defendants").  The case, which we refer to as the "Delaware Action", is captioned Opportunity Partners L.P. v. BlackRock New York Municipal Fund, C.A. No. 6255-VCN (Del. Ch.).  Among other things, the Complaint alleges that certain bylaw provisions requiring advance notice of nominations to the board of trustees and that certain bylaw provisions requiring disclosures related the nominators and nominees are invalid.  The Complaint further alleges that the boards of each fund breached their fiduciary duty by adopting these bylaws and "accelerating" the annual meeting.  The Complaint also seeks a ruling that the Plaintiffs' advance notices are proper.  The Delaware Action is at a preliminary stage, and the Defendants intend to defend it vigorously.

While RFA is not party to the Delaware Action, the outcome of the Delaware Action could, in the event of an adverse decision, effect the Board of Trustees of RFA's determination regarding the validity of the Karpus Nomination Notice submitted to RFA.

On March 21, 2011, the Boards of the Funds met and determined that the Karpus Nomination Notices, the SOF Nomination Notice and the Opportunity Partners Nomination Notice were defective under the Bylaws and that such nominations would not be allowed.  Later that day, counsel for the Funds notified Karpus, SOF and Opportunity Partners of the Boards' decisions with respect to the defective notices.

On March 22, 2011, Defendants moved for expedited proceedings, requesting in the Delaware Action a trial in early May.

On March 30, 2011, the Court denied Defendants' motion to expedite the Delaware Action.

On March 31, 2011, Plaintiffs commenced discovery by serving a document request on Defendants and, on April 1, 2011, a subpoena on BlackRock Advisors, LLC.

On April 18, 2011, Defendants' filed their answer and counterclaims in the Delaware Action.

Because the Boards of each of the Funds has determined that the purported nominations did not comply with the Funds' Bylaws, subject to the outcome of the Delaware Action, the chairman of the meeting intends to rule that the purported nominations of the Karpus Nominee and the Bulldog Nominee are out of order and disallow votes for any of them.  There can be no assurance that the Court will agree with the Boards' decisions relating to the defective nature of the Karpus Nomination Notice, the SOF Nomination Notice or the Opportunity Partners Nomination Notice, and if the Court does not agree with the Boards' determinations, what remedy it may impose.  Additionally, the Bulldog Nominee is older than the Funds' mandatory retirement age (72) and therefore the Funds believe that such nominee is not eligible to serve as a trustee.  The Boards recommend that you NOT return Karpus' [Color] proxy card, SOF's [Color] proxy card, Opportunity Partners' [Color] proxy card, or otherwise vote as recommended by Karpus, SOF or Opportunity Partners.

For AMPS Shareholders Only

The owners of AMPS are entitled to vote as a separate class to elect the AMPS Nominees for the Fund or Funds in which they own AMPS.

Auctions for AMPS began failing in February 2008.  Since that time, owners of AMPS generally have not been able to sell AMPS through the auction process.  To address this development, each Fund established an AMPS Committee.  The AMPS Committee for the Funds has met [50] times since its inception.  The AMPS Committee has worked diligently to seek to provide liquidity to owners of the AMPS consistent with the duty of the Board Members, including the AMPS Nominee, to act in the best interests of each Fund as a whole. It is important to note that, under applicable state law, all the Board Members of a Fund, including the AMPS Nominee, generally owe duties to the Fund as a whole and not to the class of shareholders that elected them.  As a result, the AMPS Nominee is not permitted to favor the AMPS owners over the common share owners of the Funds, except to the extent expressly authorized by the terms of the AMPS.

The AMPS Committee currently is comprised of Ms. Robards and Messrs. Cavanagh, Fabozzi, Kester and Gabbay.  Messrs. Fabozzi and Kester are the Board Members that were previously elected by the AMPS owners. Mr. Kester has been nominated by the Boards as the AMPS Nominee for each Fund at this year's annual meeting.  Mr. Fabozzi is currently serving a term that is set to expire at the [2012] annual meeting of shareholders.

The Boards recommend that AMPS owners vote "FOR" Mr. Kester as the AMPS Nominee. Mr. Kester is the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and the Deputy Dean of Academic Affairs at Harvard Business School.  Mr. Kester's experiences as a professor and author in the field of investment management provide the Funds with invaluable guidance regarding their investment policies and practices a wealth of expertise in the investment management, international corporate finance and corporate governance areas.  Mr. Kester has 4 years of experience on the Boards of the Funds and has been immersed in the issues related to the Funds' efforts to provide liquidity to the owners of AMPS.  In light of his qualifications, years of experience with the Funds and experience related to the issues surrounding the AMPS, the Board recommends that owners of the AMPS vote FOR the election of Mr. Kester as the AMPS Nominee.

Owners of AMPS may receive solicitation materials from Karpus, SOF or Opportunity Partners, including an opposition proxy statement and proxy card, seeking your proxy to vote for the Karpus Nominee or the Bulldog Nominee to be a member of the Board of your Fund elected solely by AMPS shareholders.  The Boards believe that the election of the Karpus Nominee or the Bulldog Nominee to the Boards would be disruptive to the operations of the Funds.  In addition, because applicable state law does not permit trustees elected by the AMPS as a separate class to favor the owners of AMPS over the owners of common shares, the Boards do not believe that the election of the Karpus Nominee or the Bulldog Nominee would benefit the owners of AMPS.

THE BOARDS HAVE NOT ENDORSED THE KARPUS NOMINEE OR THE BULLDOG NOMINEE.  AS A RESULT, EACH BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY KARPUS, SOF OR OPPORTUNITY PARTNERS.  Even if you have previously returned a proxy card sent to you by Karpus, SOF or Opportunity Partners, you can change your vote by signing, dating and returning a WHITE proxy card or by voting in person at the meeting by ballot.  Only the latest dated proxy you submit will be counted.  We urge you to not sign any proxy card sent to you by Karpus, SOF or Opportunity Partners or any person other than the Fund.

PROPOSAL 2–SHAREHOLDER PROPOSAL

Karpus submitted the following shareholder proposal for BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF. Karpus' address and share ownership information will be furnished to a shareholder upon request.

BE IT RESOLVED, that the Board of Trustees of [the Fund]1 consider taking all steps necessary to cause [the Fund] to redeem all outstanding auction market preferred shares (AMPS) at par.

Supporting Statement

When [the Fund] holds its 2011 Annual Shareholder meeting, it will have been more than three years since the last auction for [the Fund's] auction market preferred shares took place. AMPS holders' investments remain frozen, with no liquidity at par value. We feel that it is time for the Fund to emulate the actions of the many responsible closed-end funds which have redeemed and financed their frozen preferred shares, and act in a proactive fashion by redeeming all remaining outstanding AMPS at par. Some alternative forms of leverage provided by other funds to replace AMPS are Municipal Term Preferred Securities (MTPS), Variable Rate Demand Preferred Securities (VRDPS) and/or Tender Option Bonds (TOBs).

If the Fund takes steps to complete the redemption of all outstanding AMPS, this will benefit existing AMPS shareholders by providing liquidity at par and may also benefit common shareholders by taking advantage of the current historically low interest rates available through alternative financing vehicles, while simultaneously mitigating the risk of a significant increase in the cost of leverage should short term interest rates rise.

Shareholders deserve a definitive plan from their Fund and Trustees. The Trustees have failed to redeem any of the [Fund's] AMPS since the beginning of July 2009. By comparison, Nuveen has freed approximately

_____________________________
1	The text of the shareholder proposal as submitted by Karpus includes the formal name of the particular Fund as well as references to the particular Fund's ticker symbol throughout.

$5.3 billion of preferred shares over the same 19 month period. This lack of action is unacceptable. AMPS holders must be able to receive the intrinsic value of their shares and common shareholders must be protected from a potentially higher cost of leverage should short term interest rates rise.

Karpus strongly urges your support for this proposal. Thank you.

Board Response Statement

While the Boards are generally in favor of redeeming the AMPS when that can be done consistent with the interests of the Funds as a whole, the Boards recommend that you vote "AGAINST" the shareholder proposal. The Boards believe that the proposal unduly limits the Boards' ability to act in the best interests of the Funds and each of the Funds' constituencies. In making their proposal, Karpus fails to appreciate that the illiquidity of AMPS is a complicated situation with multiple sets of stakeholders, which can only be considered on a facts and circumstances basis.

Since widespread auction failure began in February 2008, the Boards have been vigilant in their pursuit of solutions to provide liquidity to AMPS holders when supported by all the facts and circumstances. In March 2008, as discussed elsewhere in this Proxy Statement, each Board formed an ad hoc AMPS Committee (the "Committee") for the purpose of (i) monitoring issues arising from recent market turmoil, (ii) overseeing efforts to address the effects of reduced AMPS liquidity on each Fund, and (iii) evaluating the liquidity considerations of the AMPS holders in a manner consistent with each Fund's and its shareholders’ best interests and investment strategies.

At [50] meetings since 2008, each Committee has evaluated the prospect of using alternative financings to replace AMPS including, but not limited to, modifications to the existing AMPS, reverse repurchase agreements, credit facilities, TOBs, alternative preferred stock structures (including fixed rate preferred stock, MTPs, VRDP and VMTPs) (collectively, “Alternative Financing”), and various security and financing types that provide liquidity to a Fund's entire portfolio.

As Karpus correctly notes, current interest rates are relatively low when compared to historic levels. However, contrary to Karpus's assertion, many of the alternative financing mechanisms suggested for implementation in Karpus's proposal have variable financing rates that change with fluctuations in interest rates similar to AMPS; simply refinancing in today's environment, without a careful understanding of the underlying structures, does not guarantee protection against a rise in interest rates. Depending on the Funds’ circumstances, BlackRock believes variable rate financing may be appropriate as an alternative to AMPS and has, to date, utilized variable rate financing (including certain of the instruments Karpus suggests) to refinance AMPS across certain of the Funds. Regardless of rate type, alternative financing structures may introduce further considerations for the Funds that are not present with AMPS, including counterparty risks and refinancing risks, amongst others. Any such prospective refinancing would also require consideration of a counterparty's ability and willingness to lend, which may include limitations on the types and quality of assets a counterparty is willing to accept as collateral.  As was acutely demonstrated by the market events of the last three years, collateral eligibility is heavily dependent upon the lender and the current market environment, and is subject to change at any time.

Considering all of these factors, BlackRock Closed-End Funds have been able to successfully refinance [$4,713 Mn]1 in AMPS as follows:

2008: $2,613 Mn
2009: $577 Mn
2010: $575 Mn
2011: [$948 Mn]2
______________________

1 To be updated to reflect any announcement of further redemptions.

2 To be updated to reflect any announcement of further redemptions.

In consideration of the situation's inherent complexity, the Boards' progress cannot accurately be characterized as inaction or without forethought. By attempting to advocate for the refinancing of the Funds' AMPS on the basis of the actions of another fund complex, Karpus ignores the material differences in the facts and circumstances surrounding each of the funds in each fund complex.  It is important for shareholders to understand that the complexity inherent in the situation can and will lead to different conclusions; this is not simply a situation where there is one correct outcome that applies to all.

On May 13, 2011, BlackRock Advisors, LLC and the Boards provided an update regarding their intention to redeem outstanding AMPS of the Funds (the "Update"). In the Update, the Boards announced their intention to redeem the AMPS over the next 12 months where practicable, appropriate and in the best interest of each of the Funds and their respective shareholders.  Any such redemptions would be subject to a number of factors, including, but not limited to, the availability of Alternative Financing, approval by the Fund’s Board of the Fund’s leverage policy and of the terms and pricing for the Alternative Financing, the ability to obtain necessary ratings for Alternative Financing, the cost, benefits and tax consequences to Fund shareholders of other potential forms of financial leverage, the willingness of buyers to purchase securities issued in the Alternative Financings, eligibility of collateral held by the Funds, term-related considerations and other market conditions (including interest rates), any of which for a given Fund may delay or prevent redemption of that Fund’s AMPS.
As outlined in the Update, while any particular Fund may not redeem its outstanding AMPS, the intention of the Boards is to redeem AMPS where practicable. The Boards will determine, based on the facts and circumstances applicable to each Fund at any particular time, whether available alternative forms of leverage are appropriate and in the best interest of a Fund and all of its shareholders.

The Boards remain committed to actively sourcing alternative financings where appropriate, and, as has been clearly demonstrated by the progress outlined above, will recommend their implementation if and when the Boards determine that it would be appropriate to do so. Given the complicated nature of the situation, the Boards believe preserving the flexibility to redeem AMPS at a time and in a manner that is the most appropriate for each Fund's shareholders is the most prudent method of addressing the AMPS situation. Because the shareholder proposal diminishes a Board's ability to act in your best interest, each Board recommends that you vote "AGAINST" the shareholder proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each meeting. For each of the Funds, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund.  The affirmative vote of a majority of the shares present at the meeting and entitled to vote is required for the shareholder proposal to be approved. The shareholder proposal is voted upon by the common and preferred shareholders voting together as a single class.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and "broker non-votes" as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of any Fund held in "street name" may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" the Board Nominees in Proposal 1 and "AGAINST" the Shareholder Proposal in Proposal 2.

Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting.  The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain "routine" matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. We urge you to provide instructions to your broker or nominee so that your votes may be counted.  VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD AND RETURNING THE WHITE PROXY CARD TO YOUR BANK, BROKER OR OTHER NOMINEE TO ENSURE THAT YOUR SHARES WILL BE VOTED ON YOUR BEHALF.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Approval of a Board Nominee by shareholders of a Fund will occur only if a sufficient number of votes are cast "FOR" the Board Nominee at the Fund's meeting. Withhold votes and broker non-votes will not be counted as votes cast. Because each Fund requires a plurality of votes to elect each of the Board Nominees, withhold votes and broker non-votes will not have an effect on the outcome of Proposal 1.

Approval of the shareholder proposal by shareholders of a Fund will occur only if a sufficient number of votes are cast "FOR" the shareholder proposal at the Fund's meeting. The Fund's Bylaws require that a proposal receive the affirmative vote of a majority of the shares present at the meeting and entitled to vote in order to be approved. The shareholder proposal is voted upon by the common and preferred shareholders voting together as a single class. Abstentions have the same effect as a vote "AGAINST" the shareholder proposal. Broker non-votes are not entitled to vote on the shareholder proposal at the meeting and therefore will not have an effect on the outcome of Proposal 2.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

A representative of D&T is expected to be present at the meeting.

Each Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. Each Audit Committee has considered whether the provision of non-audit services by the Fund's independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the Fund's financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund's Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Audit Committee's review and discussion of the Fund's independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Audit Committee approved the respective Fund's audited financial statements for the Fund's most recently completed fiscal year (each Fund's fiscal year end is set forth in Appendix H) for which audited financial statements are available be included in each Fund's Annual Report to Shareholders.

Appendix H sets forth for each Fund the fees billed by that Fund's independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix H is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

Each Audit Committee is required to approve all audit engagement fees and terms for its Fund. Each Audit Committee also is required to consider and act upon (i) the provision by the Fund's independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund's independent accountant of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provide ongoing services to the Fund ("Affiliated Service Providers") to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix H to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund's independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund's Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to a Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of a Fund. Each Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Audit Committee may pre-approve, without consideration on a specific case-by-case basis ("general pre-approval"), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC's auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Audit Committee for ratification at the next regularly scheduled in-person board meeting.

For each Fund's two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Each Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund's Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor's independence. All services provided by D&T to each Fund and each Fund's Affiliated Service Provider that required pre-approval were pre-approved during the Fund's most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Karen P. Robards (Chair);
Michael J. Castellano;
Frank J. Fabozzi;
James T. Flynn; and
W. Carl Kester.

ADDITIONAL INFORMATION

5% Share Ownership

As of May 10, 2011, to the best of the Funds' knowledge, the persons listed in Appendix I beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a shareholder intends to present a proposal at the 2012 annual meeting of a Fund's shareholders and desires to have the proposal included in such Fund's proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by [February __], 2012. In the event a Fund moves the date of its 2012 annual meeting by more than 30 days from the anniversary of its 2011 annual meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund's proxy statement and proxy card for the 2012 meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in a Fund's proxy statement and form of proxy for the 2012 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2012 annual meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the By-laws and be received by the Fund between Wednesday, February 29, 2012 and Friday, March 30, 2012. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund's principal executive offices by Wednesday, March 30, 2012. In the event a Fund moves the date of its 2012 annual meeting by more than 30 days from the anniversary of its 2011 annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2012 annual meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not "timely" within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year's annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of each Fund are available on the EDGAR Database on the Securities and Exchange Commission's website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762.  For further information, please see Appendix F- Standing Committees- Governance and Nominating Committee.

For all Funds, written proposals (including nominations) and notices should be sent to the Secretary of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer ("CCO"), Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation; Solicitation

As a result of the proxy contest initiated by Karpus, SOF and Opportunity Partners, the Funds will incur additional costs in connection with our solicitation of proxies.  The Funds' expenses related to the solicitation of proxies from shareholders this year will substantially exceed those normally spent for an annual meeting of shareholders.  Such additional costs are expected to aggregate to approximately $[  ] this year, exclusive of any costs related to the litigation in connection with the annual meeting.  These additional solicitation costs are expected to include the increased fee payable to our proxy solicitor (up to $[  ] this year as compared to approximately $[   ] plus out-of-pocket expenses in 2010); fees of outside counsel to advise the Funds in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above; and the costs of retaining an independent inspector of election.  To date, the Funds have incurred approximately $[  ] of these solicitation costs.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund's shares. The Funds and BlackRock have retained Georgeson Inc. ("Georgeson"), 199 Water Street, 26th Floor, New York, New York 10038, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies.  In addition, Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Georgeson and Broadridge will be paid approximately $[..] (for all) [$[  ] for just this proxy]and $[  ][$[  ] for just this proxy], respectively, for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Georgeson expects that approximately [75] of its employees will assist in the solicitation.  Each Fund's portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to Funds' shareholders as of the Record Date.  Each shareholder may be asked to present valid picture identification, such as a driver's license or passport.  Shareholders holding shares in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting shares ownership as of the Record Date.  Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting.  If you hold your common or preferred shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting, unless you have previously requested and obtained a "legal proxy" from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Funds

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

BlackRock may share information with its affiliates to service a Client's account or to provide Clients with information about other BlackRock products or services that may be of interest to them. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

The Boards and management have not received notice of, and are not aware of, any business to come before the Meeting other than the agenda items referred to in this proxy statement and the possible submission of three shareholder proposals.  These proposals (the "Bulldog Proposals"), which are not included in this proxy statement but may be submitted by SOF or Opportunity Partners to the shareholders of BJZ, BPK, and BQH at the meeting, (i) request that the Board consider taking all steps necessary to redeem the AMPS, (ii) require each director to review the Fund's Bylaws with respect to measures relating to "shareholder democracy" and require that any director that adopts or does not vote to rescind any proposals that confer or deny an advantage to any slate of candidates to resign as a director, and (iii) propose an annual payment of at least $20,000 for any director nominated by a shareholder that is elected in a contested election.  If the Bulldog Proposals are submitted at the Meeting, the named proxies will have discretionary voting authority under Rule 14a-4(c) of the Exchange Act with respect to the Bulldog Proposals and intend to exercise such discretion to vote "AGAINST" the Bulldog Proposals if presented at the meeting. Adoption of the Bulldog Proposal requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote. Abstentions have the same effect as a vote "AGAINST" the Bulldog Proposals. Broker non-votes are not considered as votes cast and will have no effect on the outcome of the vote on the Bulldog Proposals. If any other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

A list of each Fund's shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each Delaware Trust, a list of shareholders of record as of the Record Date will be available at the offices of the Funds, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, for inspection by such Fund's shareholders during regular business hours beginning ten days prior to the date of the meeting.

Failure of a quorum to be present at any meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund's shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed WHITE proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards,

Ira P. Shapiro
Secretary of the Funds

[________], 2011

Appendix A

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the [net assets] of the Fund on May [  ], 2011, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Net Assets ($)
BJZ	BlackRock California Municipal 2018 Term Trust	Delaware Statutory Trust
BAF	BlackRock Municipal Income Investment Quality Trust	Delaware Statutory Trust
RFA	BlackRock Investment Quality Municipal Income Trust	Massachusetts Business Trust
BZM	BlackRock Maryland Municipal Bond Trust	Delaware Statutory Trust
BPK	BlackRock Municipal 2018 Term Trust	Delaware Statutory Trust
BIE	BlackRock Municipal Bond Investment Trust	Delaware Statutory Trust
BBF	BlackRock Municipal Income Investment Trust	Delaware Statutory Trust
BLJ	BlackRock New Jersey Municipal Bond Trust	Delaware Statutory Trust
BQH	BlackRock New York Municipal Bond Trust	Delaware Statutory Trust
BHV	BlackRock Virginia Municipal Bond Trust	Delaware Statutory Trust
BPS	The BlackRock Pennsylvania Strategic Municipal Trust	Delaware Statutory Trust
BBK	BlackRock Municipal Bond Trust	Delaware Statutory Trust

A-1

Appendix B

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, Board Members, the Board Nominees, and certain executive officers and other employees of the Funds are "participants" with respect to the Funds' solicitation of proxies in connection with the annual meeting.  The following sets forth certain information about the persons who are "participants."

Board Members and Board Nominees

Set forth below is a list of the names of the Board Members and Board Nominees who are "participants."  The principal occupations or employment of the Board Members and Board Nominees are set forth under "Proposal 1—Election of Board Member Nominees" in this Proxy Statement.  Each Board Member has a business address c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.

Richard E. Cavanagh, Karen P. Robards, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Richard S. Davis and Henry Gabbay.

Executive Officers and Other Employees

The following table sets forth the name and principal occupation of the Fund's executive officers and employees who are "participants."  The principal business address of each such person is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.

Name	Principal Occupation
John Perlowski	President and Chief Executive Officer
Brendan Kyne	Vice President
Neal J. Andrews	Chief Financial Officer
Jay M. Fife	Treasurer
Brian P. Kindelan	Chief Compliance Officer
Ira P. Shapiro	Secretary

Information Regarding Ownership of the Fund's Securities by Participants

Except as described in this Appendix B or this Proxy Statement, none of the persons listed above under "Board Members and Board Nominees" or "Executive Officers and Other Employees" owns any Fund securities of record that they do not own beneficially.  The number of shares of common stock held by Board Members and Board Nominees as of [_______], 2011, is set forth in Appendix D "Equity Securities Owned by Board Members" of this Proxy Statement.  The number of Fund securities held by the Fund's executive officers and employees named above as of May 10, 2011 is set forth below.

Name	Shares of Common Stock Owned
John Perlowski	0
Brendan Kyne	0
Neal J. Andrews	0
Jay M. Fife	0
Brian P. Kindelan	0
Ira P. Shapiro	0

B-1

Information Regarding Transactions in each Fund's Securities by Participants

The following table sets forth information regarding all transactions deemed to be purchases and sales of each Fund's securities during the past two years by the persons listed above under "Board Members and Board Nominees" and "Executive Officers and Other Employees."  None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Shares of Common Stock Purchased or Sold (05/1/09 through 05/10/11)

Name	Date	Number of Shares Acquired or (Disposed of)	Fund	Notes
Henry Gabbay	1/15/2010	100.00	BAF	(1)
Henry Gabbay	1/15/2010	100.00	BBF	(1)
Henry Gabbay	1/15/2010	100.00	BBK	(1)
Henry Gabbay	1/15/2010	100.00	BIE	(1)
Henry Gabbay	1/15/2010	100.00	BPK	(1)
Henry Gabbay	1/15/2010	100.00	RFA	(1)
Jerrold B. Harris	6/17/2010	700.00	BZM	(2)
Jerrold B. Harris	6/21/2010	500.00	BZM	(2)
Jerrold B. Harris	7/8/2010	1,400.00	BZM	(1)
Jerrold B. Harris	8/3/2010	200.00	BZM	(1)
Richard Cavanagh	4/25/2011	100.00	BJZ	(1)

(1)	Represents an open-market purchase of common shares of the Fund.
(2)	Represents an open-market purchase of common shares of the Fund by the individual as a trustee of a trust.

Miscellaneous Information Concerning Participants

Except as described in this Appendix B or elsewhere in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates") is either a party to any transaction or series of transactions since the beginning of each Fund's last fiscal year, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Funds or any of their subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.  Furthermore, except as described in this Appendix B or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Funds or any securities of any subsidiary of the Funds, and (b) no participant owns any securities of the Funds of record but not beneficially.

Except as described in this Appendix B or elsewhere in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Funds or any of its affiliates or any future transactions to which the Funds or any of their affiliates will or may be a party.

Except as described in this Appendix B or elsewhere in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since the beginning of each Fund's last fiscal year with any person with respect to any securities of the Funds, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.  Except as described in this Appendix B or this Proxy Statement, and excluding any trustee or executive officer of the Funds acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a Board Nominee for election as a trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

B-2

Appendix C

Compensation of the Board Members

Each Board Member who is not an "interested person" (as defined in the 1940 Act) (the "Independent Board Members"), is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the "Closed-End Complex") that are overseen by the respective trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2010, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $38,075. Each Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Funds and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex and two complexes of open-end funds (the "Equity-Liquidity Complex" and the "Equity-Bond Complex"; each such complex, a "BlackRock Fund Complex"). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay's compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members' compensation from time to time depending on market conditions and Dr. Gabbay's compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member's total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Board Members in order to match its deferred compensation obligation.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year.  Mr. Davis serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the BlackRock Advisors.

C-1

Fund	Fund's Fiscal Year End(1)	Richard E. Cavanagh (2)(13)	Michael J. Castellano (15)	Frank J. Fabozzi (3)(13)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5) (11)	G. Nicholas Beckwith III(6)	James T. Flynn(7)	Jerold B. Harris (8)(14)	W. Carl Kester (9)(13)	Karen P. Robards (10)(13(14))	Henry Gabbay (11)(13)	Fund Total
BAF	31-Aug	$1,685	$0	$1,344	$1,230	$1,184	$673	$1,253	$1,139	$1,253	$1,594	$983	$12,337
BBF	31-Jul	$1,223	$0	$975	$893	$860	$556	$909	$827	$909	$1,157	$588	$8,897
BBK	31-Aug	$1,952	$0	$1,556	$1,424	$1,372	$766	$1,451	$1,319	$1,451	$1,847	$1,156	$14,293
BHV	31-Aug	$323	$0	$257	$236	$227	$128	$240	$218	$240	$305	$188	$2,363
BIE	31-Aug	$656	$0	$523	$478	$461	$260	$487	$443	$487	$620	$384	$4,799
BJZ	31-Dec	$1,316	$0	$1,066	$901	$868	$209	$918	$916	$999	$1,331	$701	$9,227
BLJ	31-Aug	$441	$0	$352	$322	$310	$174	$328	$298	$328	$417	$260	$3,229
BPK	31-Dec	$3,276	$0	$2,653	$2,242	$2,159	$515	$2,283	$2,279	$2,487	$3,313	$1,754	$22,960
BPS	30-Apr	$353	$0	$286	$233	$231	$0	$244	$252	$268	$359	$208	$2,437
BQH	31-Aug	$557	$0	$444	$407	$392	$221	$414	$377	$414	$527	$326	$4,079
BZM	31-Aug	$399	$0	$318	$291	$281	$157	$297	$270	$297	$378	$235	$2,924
RFA	31-Jul	$182	$0	$145	$133	$128	$83	$135	$123	$135	$172	$88	$1,325
Total Compensation from Closed-End Complex (12)	$395,000	$0	$320,005	$270,000	$260,000	$62,500	$275,000	$275,000	$300,000	$400,000	$212,500
Number of RICs in Closed-End Complex Overseen by Board Member	95		95	95	95	Resigned	95	95	95	95	95
____________________
(1)	Information is for the Fund's most recent fiscal year.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $452,570 as of December 31, 2010.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $422,019 as of December 31, 2010.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $410,327 as of December 31, 2010.
(5)	Dr. Hubbard previously participated in the deferred compensation plan and is owed $705,827 by the Closed-End Complex as of December 31, 2010 pursuant to such plan.
(6)
Mr. Beckwith resigned from the Boards on March 31, 2010. Mr. Beckwith previously participated in the deferred compensation plan and was paid $395,656 by the Closed-End Complex, the full amount of his deferred compensation, following his resignation.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $547,940 as of December 31, 2010.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $498,128 as of December 31, 2010.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $298,877 as of December 31, 2010.
(10)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $286,081 as of December 31, 2010.
(11)	As of December 31, 2010 the Board Member did not participate in the deferred compensation plan.
(12)
Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2010. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Beckwith, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $37,000, $59,000, $81,000, $31,250, $137,500, $125,000, $75,000 and $70,000, respectively, pursuant to the Closed-End Complex's deferred compensation plan. In addition, during the calendar year ended December 31, 2010, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein and Dr. Hubbard received $24,857, $7,591, $3,478 and $18,883, respectively, due to deferred compensation payments in connection with fund liquidations.

(13)	Each Ad Hoc AMPS Committee member was paid a retainer of $25,000 for the year ended December 31, 2010.
(14)	Each Joint Product Pricing Committee member was paid a retainer of $25,000 for the year ended December 31, 2010.
(15)
Mr. Castellano was appointed to the Board on April 14, 2011.  Therefore, for the purposes of this table, he received compensation in the amounts indicated in the table for only those Funds having April 30, 2011 fiscal year ends.

C-2

Appendix D

Equity Securities Owned by Board Members

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of [_____], 2011, except as otherwise indicated. No Board Member owns AMPS.

Name of Board Member	Fund	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Interested Board Members:

Richard S. Davis	BPK	500	$1–$10,000	Over $100,000	—	—	Over $100,000

Henry Gabbay	BAF	100	$1–$10,000	Over $100,000	—	—	Over $100,000
	BBF	100	$1–$10,000
	BBK	100	$1–$10,000
	BIE	100	$1–$10,000
	BPK	100	$1–$10,000
	BQH	700	$1–$10,000
	RFA	100	$1–$10,000

Independent Board Members:

Richard E. Cavanagh	BBK	100	$1–$10,000	Over $100,000	—	—	Over $100,000
	BPK	300	$1–$10,000
	BQH	100	$1–$10,000

Michael J. Castellano	—	—	—	—	—	—	—

Frank J. Fabozzi	BBK	20	$1–$10,000	$50,001–$100,000	—	—	$50,001–$100,000
	BPK	20	$1–$10,000
	BPS	100	$1–$10,000

Kathleen F. Feldstein	BBK	75	$1–$10,000	$50,001–$100,000	—	—	$50,001–$100,000
	BPK	70	$1–$10,000

James T. Flynn	—	—	—	Over $100,000	—	—	Over $100,000

Jerrold B. Harris	BBK	123	$1–$10,000	Over $100,000	—	—	Over $100,000
	BPK	119	$1–$10,000
	BZM	2900	$10,001–$50,000

D-1

Name of Board Member	Fund	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

R. Glenn Hubbard	BBK	149	$1–$10,000	$50,001–$100,000	—	—	$50,001–$100,000
	BPK	140	$1–$10,000
	BQH	144	$1–$10,000

W. Carl Kester	—	—	—	Over $100,000	—	—	Over $100,000

Karen P. Robards	—	—	—	Over $100,000	—	—	Over $100,000

______________________
(1)
Represents, as of [_______], 2011, the approximate number of share equivalents owned under the deferred compensation plans in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plans. Under the deferred compensation plans, BlackRock International Growth and Income Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Credit Allocation Income Trust IV, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Credit Allocation Income Trust II, Inc. are eligible investments.

As of [______], 2011, all Board Members, Board Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund which they are nominated to oversee.

None of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of [______], 2011.

D-2

Appendix E

Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	# of Board Meetings
BlackRock Municipal Income Investment Quality Trust	BAF	31-Aug	4
BlackRock Municipal Income Investment Trust	BBF	31-Jul	5
BlackRock Municipal Bond Trust	BBK	31-Aug	4
BlackRock Virginia Municipal Bond Trust	BHV	31-Aug	4
BlackRock Municipal Bond Investment Trust	BIE	31-Aug	4
BlackRock California Municipal 2018 Term Trust	BJZ	31-Dec	5
BlackRock New Jersey Municipal Bond Trust	BLJ	31-Aug	4
BlackRock Municipal 2018 Term Trust	BPK	31-Dec	5
BlackRock Pennsylvania Strategic Municipal Trust	BPS	30-Apr	5
BlackRock New York Municipal Bond Trust	BQH	31-Aug	4
BlackRock Maryland Municipal Bond Trust	BZM	31-Aug	4
BlackRock Investment Quality Municipal Income Trust	RFA	31-Jul	5

E-1

Appendix F

Standing and Other Operating Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee.  Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee's responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Fund's independent registered public accounting firm (the "independent auditors") and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit and discussing the Fund's audited and unaudited financial statements; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management's response to any such issues; (v) reviewing and discussing the Fund's audited and unaudited financial statements and disclosure in the Fund's shareholder reports relating to the Fund's performance; (vi) assisting the Board in considering the performance of the Fund's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Independent Board Member nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund's activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members' biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance and Nominating Committee may consider nominations for Board Members made by the Fund's shareholders as it deems appropriate. Under each Fund's By-laws, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder's intention to introduce a nomination or proposed item of business for an annual meeting not less than 120 days nor more than 150 days before the anniversary of the prior year's meeting. Assuming that the 2012 annual meeting of a Fund is held within 25 days of July 28, 2012, the Fund must receive notice pertaining to the 2012 annual meeting of shareholders no earlier than Wednesday, February 29, 2012 and no later than Friday, March 30, 2012.  However, if a Fund holds its 2012 annual meeting on a date that is not within 25 days before or after July 28, 2012, such Fund must receive the notice no later than ten days after the earlier of the date the Fund first provides notice of the meeting to shareholders or announces it publicly.

Each Fund's By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.  A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund's By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members.  The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements.  Additionally, each Independent Board Member must not be an "interested person" of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder owning more than five percent of the Fund's voting securities or owning other percentage ownership interests in registered investment companies.  Reference is made to each Fund's By-laws for more details.

A copy of the Governance and Nominating Committee Charter for each Fund can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund's other third party service providers. The Compliance Committee's responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund's compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund's Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer's compensation. Each Board has adopted a written charter for each Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee the Fund's investment performance relative to the Fund's investment objectives, policies and practices. The Performance Oversight Committee's responsibilities include, without limitation: (i) reviewing the Fund's investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund's investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund's investments. The Boards have adopted a written charter for each Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Board Members, and Richard S. Davis, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Boards have adopted a written charter for each Executive Committee.

Other Operating Committees. The Funds also have adopted the following ad hoc committees.

Ad Hoc AMPS Committee. Each Fund has an ad hoc Committee on Auction Market Preferred Shares (the "AMPS Committee") composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed to monitor issues arising from recent market turmoil and oversee efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund's and its shareholders' best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met [18] times in the last calendar year and [50] times since its formation. As of the date of this Proxy Statement, the total amount of announced redemptions of auction market preferred shares across the Closed-End Complex, including the Funds, equaled $[4.713] billion, which represents approximately [48]% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the issuance of variable rate demand preferred shares ("VRDP Shares"), a relatively new form of preferred stock that includes a put feature, which would make the securities eligible for purchase by money market funds. Thus far, 12 BlackRock Closed End Funds have issued VRDP Shares and redeemed their AMPS. The Funds continue to explore the use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities which have been successfully used in some form by certain BlackRock Closed End Funds.

Each Audit Committee, each Governance and Nominating Committee, each Compliance Committee, each Performance Oversight Committee, each Executive Committee and each AMPS Committee met the following number of times for each Fund's most recent fiscal year:

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Committee Meetings	Number of Executive Committee Meetings	Number of Ad-Hoc AMPS Committee Meetings
BAF	31-Aug	5	3	6	3	2	14
BBF	31-Jul	5	4	6	4	1	13
BBK	31-Aug	5	3	6	3	1	14
BHV	31-Aug	5	3	6	3	1	14
BIE	31-Aug	5	3	6	3	2	14
BJZ	31-Dec	7	4	7	4	3	18
BLJ	31-Aug	5	3	6	3	1	14
BPK	31-Dec	7	4	7	4	3	18
BPS	30-Apr	10	6	7	4	4	16
BQH	31-Aug	5	3	6	3	2	14
BZM	31-Aug	5	3	6	3	1	14
RFA	31-Jul	5	4	6	4	1	13

Joint Product Pricing Committee. The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex established the ad hoc Joint Product Pricing Committee composed of nine members drawn from the members serving on the Boards of these BlackRock Fund Complexes. Karen P. Robards and Jerrold B. Harris currently are members of the Joint Product Pricing Committee representing the Closed-End Complex. Five Independent Board Members representing the Equity-Bond Complex and two Independent Board Members representing the Equity-Liquidity Complex serve on the Joint Product Pricing Committee. The Joint Product Pricing Committee is chaired by John F. O'Brien. The purpose of the Joint Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. The Joint Product Pricing Committee was formed on June 4, 2009, and for the calendar year 2010, the Joint Product Pricing Committee met 10 times.

Appendix G

Executive Officers of the Funds

The executive officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Each executive officer is an "interested person" of the Funds (as defined in the 1940 Act) by virtue of that individual's position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007
Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client Group since 2009; Chief Operating Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock's U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

G-1

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclay's Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

G-2

Appendix H

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	$31,784	$28,900	$3,500	$3,500
BBF	31-Jul	$28,300	$28,300	$3,500	$3,500
BBK	31-Aug	$32,977	$28,900	$3,500	$3,500
BHV	31-Aug	$18,250	$17,700	$3,500	$3,500
BIE	31-Aug	$29,432	$28,300	$$3,500	$3,500
BJZ	31-Dec	$27,500	$27,500	$3,500	$3,500
BLJ	31-Aug	$28,972	$28,200	$3,500	$3,500
BPK	31-Dec	$28,200	$28,200	$3,500	$3,500
BPS	30-Apr	$21,100	$20,200	$3,500	$3,500
BQH	31-Aug	$29,150	$28,200	$3,500	$3,500
BZM	31-Aug	$28,886	$28,200	$3,500	$3,500
RFA	31-Jul	$18,200	$18,200	$3,500	$3,500

August 2010 Audit Overages for certain BlackRock Closed-End Funds

Fund	Total by Fund($)	Additional Fee Billed to Fund($)	Paid by Accounting Agent($)	Paid by BlackRock($)
BAF	$2,884	$1,627	$942	$315
BBK	$4,077	$1,966	$1,138	$973
BHV	$550	$310	$180	$60
BIE	$1,132	$639	$370	$124
BLJ	$772	$436	$252	$84
BQH	$950	$536	$310	$104
BZM	$686	$387	$224	$75
RFA	$6,545	$3,263	$1,889	$1,393

Tax Fees and All Other Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	$6,100	$6,100	$0	$1,028
BBF	31-Jul	$6,100	$6,100	$0	$1,028
BBK	31-Aug	$6,100	$6,100	$0	$1,028
BHV	31-Aug	$6,100	$6,100	$0	$1,028
BIE	31-Aug	$6,100	$6,100	$0	$1,028
BJZ	31-Dec	$6,100	$6,100	$0	$1,028
BLJ	31-Aug	$6,100	$6,100	$0	$1,028
BPK	31-Dec	$6,100	$6,100	$0	$1,028
BPS	30-Apr	$6,800	$6,100	$0	$0
BQH	31-Aug	$6,100	$6,100	$0	$1,028
BZM	31-Aug	$6,100	$6,100	$0	$1,028
RFA	31-Jul	$6,100	$6,100	$0	$1,028

Fees for non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	$10,777	$402,500	$0	$0	$0	$0
BBF	31-Jul	$10,777	$402,500	$0	$0	$0	$0
BBK	31-Aug	$10,777	$402,500	$0	$0	$0	$0
BHV	31-Aug	$10,777	$402,500	$0	$0	$0	$0
BIE	31-Aug	$10,777	$402,500	$0	$0	$0	$0
BJZ	31-Dec	$10,777	$402,500	$0	$0	$0	$0
BLJ	31-Aug	$10,777	$402,500	$0	$0	$0	$0
BPK	31-Dec	$10,777	$402,500	$0	$0	$0	$0
BPS	30-Apr	$0	$10,777	$0	$0	$0	$0
BQH	31-Aug	$10,777	$402,500	$0	$0	$0	$0
BZM	31-Aug	$10,777	$402,500	$0	$0	$0	$0
RFA	31-Jul	$10,777	$402,500	$0	$0	$0	$0

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BAF	31-Aug	$20,377	$413,128
BBF	31-Jul	$20,377	$413,128
BBK	31-Jul	$20,377	$413,128
BHV	31-Aug	$20,377	$413,128
BIE	31-Aug	$20,377	$413,128
BJZ	31-Dec	$20,377	$413,128
BLJ	31-Aug	$20,377	$413,128
BPK	31-Dec	$20,377	$413,128
BPS	30-Apr	$10,300	$20,377
BQH	31-Aug	$20,377	$413,128
BZM	31-Aug	$20,377	$413,128
RFA	31-Jul	$20,377	$413,128

Appendix I

5% Share Ownership

As of May 10, 2011, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held
BJZ	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	881	39.70%
BJZ	Brooklyn Capital Management LLC	Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	-	0.00%	100	4.50%
BAF	First Trust Portfolios L.P.	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,019,236	11.70%	-	0.00%
BAF	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	921	51.90%
BAF	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	265	15.67%
BAF	UBS AG	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	-	0.00%	280	16.56%
RFA	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	71	38.80%
RFA	Morgan Stanley	1585 Broadway New York, NY 10036	-	0.00%	59	32.20%
BZM	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	420	65.60%
BZM	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	57	8.90%
BZM	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	110	17.19%
BPK	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	2,115	39.50%
BPK	UBS AG	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	-	0.00%	465	8.69%
BIE	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	53	7.40%

BIE	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	276	38.66%
BBK	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	714	22.20%
BBK	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	567	17.70%
BBK	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	690	21.59%
BBF	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	198	14.45%
BBF	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	461	33.60%
BBF	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	306	15.40%
BBF	UBS AG	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	-	0.00%	224	16.35%
BLJ	First Trust Portfolios L.P.	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	150,506	6.50%	-	0.00%
BLJ	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	133	17.30%
BLJ	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	192	25.60%
BLJ	UBS AG	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	-	0.00%	94	12.52%
BLJ	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	226	30.09%
BQH	Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos	250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	-	0.00%	200	22.60%
BQH	RiverNorth Capital Management, LLC	325 North LaSalle Street, Suite 645 Chicago, IL 60654	-	0.00%	123	13.90%
BQH	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	244	27.20%
BQH	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	113	12.80%
BHV	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	146	30.00%
BHV	UBS AG	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	-	0.00%	36	7.71%
BHV	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	191	40.90%
BPS	CitiGroup Global Markets Inc.	388 Greenwich Street New York, NY 10013	-	0.00%	197	29.30%

BPS	Bank of America Corporation	Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	-	0.00%	109	16.70%
BPS	UBS AG	Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	-	0.00%	109	16.69%
BPS	Karpus Management, Inc	183 Sully's Trail Rd Pittsford, New York 14534	-	0.00%	152	23.20%

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For BJZ, BPK and BQH]

(FUND NAME HERE) (appropriate share class name listed here) Proxy for Annual Meeting of Shareholders—July 28, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May [  ], 2011 at the Annual Meeting of Shareholders of the Fund to be held on July 28, 2011 or at any adjournments, postponements or delays thereof.

The validity of this proxy is governed by Delaware or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
-------------------------------------------------------------------------------------------------------------------------

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For BJZ, BPK and BQH]

BY INTERNET
_________________
To vote on the Internet, go to www.proxy-direct.com/22652 and enter the 14-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

BY TELEPHONE
_________________
To vote by telephone, call toll free 1-800-337-3503 and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided. This touch-tone voting service is available 24 hours a day, seven days a week.

BY MAIL
_________________
T To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: BlackRock Closed-End Funds, c/o Proxy Tabulator, PO Box 18011, Hauppauge, NY 11788-8811.

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For BJZ, BPK and BQH]

(FUND NAME HERE)
CONTROL NUMBER

SAMPLE BALLOT ONLY

PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THIS PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" EACH BOARD MEMBER NOMINEE. PLEASE VOTE, SIGN AND DATE BELOW AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all Board Member Nominees in the same manner, please use the boxes below.

	FOR ALL	WITHHOLD ALL
	|_|	|_|

To vote for each Board Member Nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	WITHHOLD
Michael J. Castellano	|_|	|_|
R. Glenn Hubbard	|_|	|_|
W. Carl Kester	|_|	|_|

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For Common Shareholders of BJZ, BPK and BQH]

(FUND NAME HERE) (appropriate share class name listed here) Proxy for Annual Meeting of Shareholders—July 28, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May [  ], 2011 at the Annual Meeting of Shareholders of the Fund to be held on July 28, 2011 or at any adjournments, postponements or delays thereof.

The validity of this proxy is governed by Delaware or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
-------------------------------------------------------------------------------------------------------------------------

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For Common Shareholders of BJZ, BPK and BQH]

BY INTERNET
_________________
To vote on the Internet, go to www.proxy-direct.com/22652 and enter the 14-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

BY TELEPHONE
_________________
To vote by telephone, call toll free 1-800-337-3503 and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided. This touch-tone voting service is available 24 hours a day, seven days a week.

BY MAIL
_________________
T To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: BlackRock Closed-End Funds, c/o Proxy Tabulator, PO Box 18011, Hauppauge, NY 11788-8811.

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For Common Shareholders of BJZ, BPK and BQH]

(FUND NAME HERE)
CONTROL NUMBER

SAMPLE BALLOT ONLY

PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THIS PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" EACH BOARD MEMBER NOMINEE. PLEASE VOTE, SIGN AND DATE BELOW AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all Board Member Nominees in the same manner, please use the boxes below.

	FOR ALL	WITHHOLD ALL
	|_|	|_|

To vote for each Board Member Nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	WITHHOLD
Michael J. Castellano	|_|	|_|
R. Glenn Hubbard	|_|	|_|

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF]

(FUND NAME HERE) (appropriate share class name listed here) Proxy for Annual Meeting of Shareholders—July 28, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May [  ], 2011 at the Annual Meeting of Shareholders of the Fund to be held on July 28, 2011 or at any adjournments, postponements or delays thereof.

The validity of this proxy is governed by Delaware or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES AND AGAINST THE SHAREHOLDER PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
-------------------------------------------------------------------------------------------------------------------------

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF]

BY INTERNET
_________________
To vote on the Internet, go to www.proxy-direct.com/22652 and enter the 14-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

BY TELEPHONE
_________________
To vote by telephone, call toll free 1-800-337-3503 and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided. This touch-tone voting service is available 24 hours a day, seven days a week.

BY MAIL
_________________
To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: BlackRock Closed-End Funds, c/o Proxy Tabulator, PO Box 18011, Hauppauge, NY 11788-8811.

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF]

(FUND NAME HERE)

CONTROL NUMBER

SAMPLE BALLOT ONLY

PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THIS PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" EACH BOARD MEMBER NOMINEE AND "AGAINST" THE SHAREHOLDER PROPOSAL. PLEASE VOTE, SIGN AND DATE BELOW AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all Board Member Nominees in the same manner, please use the boxes below.

	FOR ALL	WITHHOLD ALL
	|_|	|_|

To vote for each Board Member Nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	WITHHOLD
Michael J. Castellano	|_|	|_|
R. Glenn Hubbard	|_|	|_|
W. Carl Kester	|_|	|_|

	FOR	AGAINST	ABSTAIN
2. SHAREHOLDER PROPOSAL RELATED TO REDEEMING AUCTION-RATE PREFERRED SHARES	|_|	|_|	|_|

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For Common Shareholders of BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF]

(FUND NAME HERE) (appropriate share class name listed here) Proxy for Annual Meeting of Shareholders—July 28, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints John Perlowski, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on May [  ], 2011 at the Annual Meeting of Shareholders of the Fund to be held on July 28, 2011 or at any adjournments, postponements or delays thereof.

The validity of this proxy is governed by Delaware or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES AND AGAINST THE SHAREHOLDER PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
-------------------------------------------------------------------------------------------------------------------------

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For Common Shareholders of BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF]

BY INTERNET
_________________
To vote on the Internet, go to www.proxy-direct.com/22652 and enter the 14-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

BY TELEPHONE
_________________
To vote by telephone, call toll free 1-800-337-3503 and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided. This touch-tone voting service is available 24 hours a day, seven days a week.

BY MAIL
_________________
To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: BlackRock Closed-End Funds, c/o Proxy Tabulator, PO Box 18011, Hauppauge, NY 11788-8811.

PRELIMINARY PROXY MATERIALS- SUBJECT TO COMPLETION

[For Common Shareholders of BLJ, BAF, BZM, BBK, RFA, BHV, BIE, BPS and BBF]

(FUND NAME HERE)
CONTROL NUMBER

SAMPLE BALLOT ONLY

PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THIS PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" EACH BOARD MEMBER NOMINEE AND "AGAINST" THE SHAREHOLDER PROPOSAL. PLEASE VOTE, SIGN AND DATE BELOW AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all Board Member Nominees in the same manner, please use the boxes below.

	FOR ALL	WITHHOLD ALL
	|_|	|_|

To vote for each Board Member Nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	WITHHOLD
Michael J. Castellano	|_|	|_|
R. Glenn Hubbard	|_|	|_|

	FOR	AGAINST	ABSTAIN
2. SHAREHOLDER PROPOSAL RELATED TO REDEEMING AUCTION-RATE PREFERRED SHARES	|_|	|_|	|_|

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)